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                                                                   Exhibit 99.j1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the STI Classic Funds (File No. 33-45671).


/s/ Arthur Andersen LLP
-----------------------

Philadelphia, Pennsylvania
  March 28, 2000